SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 29, 2001


                            CANTEL MEDICAL CORP.
           (Exact name of registrant as specified in its charter)

       Delaware                   0-6132                    22-1760285
   (State or other        (Commission File Number)        (IRS Employer
    jurisdiction of                                     Identification No.)
    incorporation)


     Overlook At Great Notch, 150 Clove Road
            Little Falls, New Jersey                          07424
     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (973) 890-7220

                               Not Applicable
       (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     On August 29, 2001, Cantel Medical Corp. ("Cantel") announced that, in connection with the previously announced Agreement and Plan of Merger, dated as of May 30, 2001, among Cantel, Canopy Merger Corp., and Minntech Corporation ("Minntech"), assuming consummation of the merger, each outstanding share of Minntech common stock will be converted into the right to receive $6.25 in cash and .2216 of a share of Cantel common stock (the "Exchange Ratio").

     A copy of the press release announcing the Exchange Ratio is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     All shareholders should read the joint proxy statement/prospectus concerning the merger which was first mailed to shareholders on or about August 3, 2001, and any other relevant documents filed with the Securities and Exchange Commission (the "SEC"). Shareholders can obtain the joint proxy statement/prospectus, as well as other filings containing information about Cantel and Minntech, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that are incorporated by reference in the joint proxy statement/prospectus are also available, without charge, by contacting the Secretary of the appropriate company.

INFORMATION CONCERNING PARTICIPANTS

     Cantel and Minntech, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Cantel and Minntech in connection with the merger. Information about the directors and executive officers of Cantel and their ownership of Cantel stock is set forth in Cantel's Annual Report on Form 10-K for the fiscal year ended July 31, 2000 and in the joint proxy statement/prospectus. Information about the directors and executive officers of Minntech and their ownership of Minntech stock is set forth in Minntech's Annual Report on Form 10-K for the fiscal year ended March 31, 2001. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:       The following document is filed as an exhibit
                          to this report:

            99.1          Press Release, dated August 29, 2001.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Cantel Medical Corp.

                                      /s/ James P. Reilly
                                      -------------------------------------
                                      James P. Reilly
                                      President and Chief Executive Officer


Date:  August 29, 2001


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                               EXHIBIT INDEX

          Exhibit

           99.1        Press Release, dated August 29, 2001.